Contingent Liabilities, Commitments and Concessions	12 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities, commitments and concessions [Abstract]
Contingent Liabilities, Commitments and Concessions
Note 20 – Contingent Liabilities, Commitments and Concessions

A.	Contingent Liabilities

OPC

a.	Local Council of Shapir development levies

In December 2019, an arrangement was signed between OPC Tzomet and the Local Council of Shapir, whereby OPC Tzomet received an initial calculation of the development levies in respect of the Tzomet project, in the amount of NIS 28 million (approximately $8 million) (not including VAT) (hereinafter – the “Calculation of the Levies”). In light of the position of OPC Tzomet that the amount to be paid to the Council is significantly lower than the Calculation of the Levies, and in order to permit advancement of the Tzomet Project and issuance of a building permit that requires approval of the Council, the Council agreed as part of the arrangement that OPC Tzomet will pay, in the first stage, an amount of NIS 13 million (approximately $4 million) which there is no dispute between the parties (which was paid in December 2019), and OPC Tzomet will provide a bank guarantee in the amount of NIS 15 million (approximately $4 million), in favor of the Council in respect of the difference that is disputed between the parties. Further to that stated, the Council notified the relevant parties of its consent to issue the building permit for the Tzomet Project. In January 2020, the Council sent OPC Tzomet a charge notification in respect of the Calculation of the Levies, in the amount of NIS 36 million (approximately $10 million). OPC Tzomet is examining submission of an administrative petition against the Shapir Regional Council in respect of the amount in dispute. In OPC Tzomet’s estimation, it is more probable than not that OPC Tzomet will not pay any additional amounts in respect of the development levies, and accordingly, no provision was provided for in the financial statements. For further details, please refer to Note 10.A.1.c.

b.	ORL Claim

In November 2017, a request was filed with the Tel Aviv-Jaffa District Court to approve a derivative claim on behalf of Oil Refineries Ltd. ("ORL"). The request is based on the petitioner's contention that the undertaking in the electricity purchase transaction between ORL and OPC Rotem is an extraordinary interested party transaction that did not receive the approval of the general assembly of ORL shareholders on the relevant dates. The respondents to the request include ORL, OPC Rotem, the Israel Corporation Ltd. and the members of ORL's Board of Directors at the time of entering into the electricity purchase transaction. The requested remedies include remedies such as an injunction and financial remedies.

The subject of the request is the gas purchase transactions of ORL, Israel Chemicals Ltd., OPC Rotem and OPC Hadera (the "Group Companies"), including their inter-company aspects, including: (1) a transaction of the Group Companies for the purchase of natural gas from Tamar Partners; and (2) transactions of the Group Companies for the purchase of natural gas from Energean Israel Ltd. (“Energean”).

As for the transaction with Energean, the plaintiff contends that beyond the Group's transaction with a third party (i.e., Energean), a transaction is required among the Group Companies themselves regarding the distribution of the economic benefits achieved in the joint negotiations in a manner that suits the purchasing and bargaining power of each of the group companies.

The plaintiff contends that the alleged absence of such an inter-company transaction (or the alleged absence of a proper procedure regarding the distribution of the benefit) discriminates against ORL (the inter-company dimension is not at market conditions) and ORL does not receive its share in the economic benefits due to its large purchasing power and its contribution to the negotiations with Energean (inter alia, in view of the fact that the transaction was made at similar prices for the Group Companies).

The main remedies for which the plaintiff is petitioning in relation to the Energean deal are a number of declarative and financial measures, and inter alia, an inter-company process that will reflect the differences in purchasing power between the companies.

With respect to the Tamar transaction, the petitioner claims that the Tamar transaction was not approved by ORL as required and additional claims regarding this transaction, including the question of its being beneficial to ORL and at market conditions; with respect to the Tamar transaction, declaratory remedies and compensatory remedies were requested from ORL and/or the refund of the amounts of the benefits that the OPC Hadera and the other parties to the transaction allegedly received, at the expense of ORL, with an additional coefficient petitioned.

In August 2018 the Group Companies submitted their response to the claim filed. The response rejected the contentions appearing in the claim and requested summary dismissal of the claim. Hearings on the proofs have been scheduled for July 2020.

In OPC’s estimation, it is more reasonable than not that the claim will not be accepted by the Court and, accordingly, no provision has been included in the financial statements in respect of the claim as at December 31, 2019.

c.	Dalia petition

On December 26, 2019, OPC received a copy of a petition filed in the Supreme Court sitting as the High Court of Justice wherein it was requested to issue a conditional order and an interim order (the “Petition”), which was filed by Or Energy Power (Dalia) Ltd. and Dalia Energy Power Ltd. (collectively the “Petitioners”) against the EA, the Plenary Electricity Authority (“Plenary”), the State of Israel – the Ministry of Energy and OPC Tzomet (collectively the “Respondents”).

The Petition included, mainly, contentions in connection with decisions and actions of the EA relating to Regulation 914, and with reference to the conditional license of OPC Tzomet which, the Petitioners contended, permit OPC Tzomet to improperly (unlawfully) be covered by this Regulation and as a result, so the Petitioners contended, to block their entry into this Regulation. The Petitioners contended that the conduct of the EA and the Plenary justify intervention by the Court and issuance of a conditional order, as well as an interim order in light of the expiration of Regulation 914 on January 1, 2020, which would permit the Petitioners, so they argue, after acceptance of the Petition, to fully enter into Regulation 914.

The main relief requested by the Petitioners was a request for a conditional order instructing the EA and the Plenary to provide reasons why: (a) the Variable Availability Amendment decision (hereinafter – “the Decision”) of the EA should not be cancelled; (b) it should not be determined that the conditional license of OPC Tzomet is void; (c) it should not be determined that OPC Tzomet’s connection study from September 2019 is void; (d) it should not be determined that OPC Tzomet is not entitled to be covered by Regulation 914 due to that stated in subsections (b) and (c) above; and to grant any other relief the Court sees fit and to charge for expenses any party that objects to the Petition. In addition, the Petitioners request that since Regulation 914 is expected to expire on January 1, 2020, the Court should rule that until a decision is rendered with respect to the Petition: (a) the validity of Regulation 914 should not expire with respect to the Petitioners; and (b) entry into effect of the decision should be stayed and no action should be executed that is based thereon or, alternatively, the Petition should be set for an urgent hearing.

In OPC’s estimation, it was more reasonable than not that the Petition will not be accepted by the Supreme Court and, accordingly, no provision was provided for in the financial statements in respect of the Petition as at December 31, 2019.

Subsequent to year end, in February 2020, the Supreme Court cancelled the Petition with no order for expenses.

d.	IEC power purchase agreement

In March 2013, OPC Rotem received a letter from IEC, claiming a breach of the PPA by OPC Rotem, due to a delay in the commercial operation date. Rotem responded that it rejects the aforementioned claim. No legal claim was filed by (“IEC”). Based on the opinion of its legal advisors, OPC Rotem believes that it is more likely than not that any prospective IEC claim in this respect will not be successful, and therefore, no provision was included in the financial statements.

In 2014 (commencing in August), letters were exchanged between OPC Rotem and IEC regarding the tariff to be paid by OPC Rotem to IEC in respect of electricity that it had purchased from the electric grid, in connection with sale of electricity to private customers, where the electricity generation in the power plant was insufficient to meet the electricity needs of such customers.

It is OPC Rotem’s position that the applicable tariff is the “ex-post” tariff, whereas according to IEC in the aforesaid exchange of letters, the applicable tariff is the TAOZ tariff, and based on part of the correspondences even a tariff that is 25% higher than the TAOZ tariff (and some of the correspondences also raise allegations of breach of the PPA with IEC). In order to avoid a specific dispute, Rotem paid IEC the TAOZ tariff for the aforesaid purchase of electricity and commencing from that date, it pays IEC the TAOZ tariff on the purchase of electricity from IEC for sale to private customers. In OPC Rotem’s estimation, it is more likely than not that OPC Rotem will not pay any additional amounts in respect of the period ended December 31, 2019. Therefore, no provision was included in the financial statements.

B.	Commitments

a.	OPC Rotem

Agreement for purchase of electricity between OPC Rotem and IEC

On November 2, 2009, OPC Rotem signed a power purchase agreement (the “PPA”) with IEC, whereby OPC Rotem undertook to construct the plant, and IEC undertook to purchase capacity and energy from OPC Rotem over a period of twenty (20) years from the commencement date of commercial operation of the plant. The PPA includes sections governing the the obligations of each parties in the construction and operation period, as well as a compensation mechanism in the case of non-compliance by one of the parties with its obligations under the PPA. For more details on compensation to IEC, please refer to Note 20.A.d.

Maintenance agreement between OPC Rotem and Mitsubishi

On June 27, 2010, OPC Rotem entered into an agreement with Mitsubishi Heavy Industries Ltd. (which was assigned to Mitsubishi Hitachi Power Systems Ltd. on June 24, 2014 and again to Mitsubishi Hitachi Power Systems Europe Ltd. on March 31, 2016) (hereinafter – “Mitsubishi”), for the long-term maintenance of the Rotem power plant, commencing from the date of its commercial operation, for an operation period of 100,000 work hours or up to the date on which 8 scheduled treatments of the gas turbine have been completed (which the Company estimates at 12 years), at a cost of about €55 million (approximately $16 million), payable over the period based on the formula provided in the agreement (hereinafter – “the Maintenance Agreement”). According to the Maintenance Agreement, Mitsubishi will perform maintenance work on the main components of Rotem Power Plant, comprising the gas turbine, the steam turbine and the generator (hereinafter – “the Main Components”). In addition, Mitsubishi will supply new or renovated spare parts, as necessary. It is noted that the Agreement covers scheduled maintenance and that, as a rule, OPC Rotem will be charged separate additional amounts for any unscheduled or additional work, to the extent required. Nevertheless, the Agreement provides for unscheduled maintenance, subject to certain restrictions and to the terms of the Agreement.

As part of the Maintenance Agreement, OPC Rotem undertook to perform the maintenance work that does not relate to the Main Components, as well as regular maintenance of the site. In addition, OPC Rotem is required to provide to Mitsubishi, during the servicing, services and materials that are not covered under the Maintenance Agreement, and will make personnel available as set forth in the agreement. The Maintenance Agreement stipulates the testing, renovation and maintenance cycles of the Main Components as well as the duration of each test.

The Maintenance Agreement includes undertakings by Mitsubishi in connection with the performance of the Rotem Power Plant. Mitsubishi has undertaken to compensate OPC Rotem in the event of non-compliance with the aforesaid undertakings and OPC Rotem, on its part, has undertaken to pay bonuses to Mitsubishi for improvement in the performance of the Rotem Power Plant as a result of the maintenance work; all this – up to an annual ceiling amount, as stipulated in the Maintenance Agreement.

In 2017, OPC Rotem and Mitsubishi, in joint cooperation, advanced the scheduled maintenance date from November 2017 to April 2017. As a result of advancing the maintenance date, OPC Rotem accelerated depreciation of the maintenance component at the Rotem Power Plant. The impact of the accelerated depreciation on the results of operations in the period of the report amounted to about NIS 8.6 million (approximately $2 million).

In 2018, an additional maintenance treatment was performed – the first maintenance treatment of the “major overhaul” type, which is performed about once every 6 years (hereinafter – “the Maintenance Work”). This Maintenance Work included extensive maintenance work in the Power Plant’s systems, particularly in the gas, steam and generator turbines. During performance of the Maintenance Work, Power Plant’s activities were suspended along with the related energy generation. The Maintenance Work was carried on as planned from September 25, 2018 and up to November 10, 2018. Supply of the electricity to the Power Plant’s private customers continued as usual – this being based on criteria published by the EA and OPC Rotem’s PPA agreement with IEC.

During 2019, no planned maintenance was performed.

Since the start of the agreement up to December 31, 2019, Mitsubishi completed four planned maintenance treatments of the gas turbine.

Agreements for acquisition of electricity between OPC Rotem and private customers

OPC Rotem has entered into long-term agreements with its customers for sale of electricity. Most sales are conducted under long‑term agreements for periods of 10 years from commencement of the supply. Additionally, from time to time, OPC Rotem enters into short‑term agreements for sale of electricity (hereafter – “the PPA Agreements”). The consideration that is stipulated in the agreements is based on the TAOZ tariff with a certain discount given with respect to the generation component. The TAOZ tariff, including the generation component tariff, is determined and updated from time to time by the Electricity Authority. Under the terms of the agreements, OPC Rotem is committed to a minimum availability of the power supply plant (non-compliance with the said minimum availability is subject to financial penalties).

It is noted that OPC Rotem has no obligation to provide a discount with respect to the generation component in certain cases, such as the non‑supply of natural gas. The terms of the agreements also entitle OPC Rotem to cancel the agreement, including in the event that the generation component drops below the minimum tariff that is set forth in the power purchase agreement (PPA) with IEC. Rotem has an option to sell the relevant output that had been allocated to private customers back to IEC, subject to advance notice of 12 months, and to be eligible for fixed availability payments. As a rule, the PPA agreements with customers are not secured by collaterals.

Gas transmission agreement between OPC Rotem and Israel Natural Gas Lines Ltd.

In July 2010 (and as amended in April 2011), Rotem signed a gas transmission agreement with Israel Natural Gas Lines Ltd. (“INGL”). The agreement expires in 2029, with a renewal option for 5 additional years. The agreement includes a payment for a gas PRMS, which was constructed for OPC Rotem, at a cost of about NIS 47 million (approximately $13.6 million) and a monthly payment for use of the transmission infrastructure. As part of the agreement, Rotem provided a deposit to INGL, in the amount of NIS 2 million (approximately $0.6 million), to secure the monthly payment.

Gas Sale and Purchase Agreement between OPC Rotem and Tamar

On November 25, 2012, OPC Rotem signed an agreement with Tamar Partners regarding supply of natural gas to the power plant (hereinafter – “the Agreement between Tamar and OPC Rotem”). The Agreement between Tamar and OPC Rotem will remain in effect until September 2029. In addition, if 93% of the total contractual quantity is not consumed, both parties have the right to extend the agreement up to the earlier of consumption of the full contractual quantity or two additional years. The total contractual quantity under the agreement amounts to 10.6 BCM (billion cubic meters).

Certain annual quantities in the Agreement between Tamar and OPC Rotem are subject to a “Take‑or‑Pay” obligation (hereinafter – the “TOP”), based on a mechanism set forth in the Agreement. Under the Agreement between Tamar and OPC Rotem, under certain circumstances, where there is a payment for a quantity of natural gas that is not actually consumed or a quantity of gas is purchased above the TOP amount, OPC Rotem may, subject to the restrictions and conditions set forth in the Agreement, accumulate this amount, for a limited time, and use it within the framework of the Agreement. The Agreement includes a mechanism that allows, under certain conditions, assignment of these rights to related parties for quantities that were not used proximate to their expiration date. In addition, OPC Rotem is permitted to sell surplus gas in a secondary sale (with respect to distribution companies, at a rate of up to 15%). In addition, OPC Rotem was granted an option to reduce the contractual daily quantity to a quantity equal to 83% of the average gas consumption in the three years preceding the notice of exercise of this option. The annual contractual quantity will be reduced starting 12 months after the date of such notice, subject to the adjustments set forth in the Tamar Agreement with OPC Rotem (including the TOP). If the annual contractual quantity is decreased, all other contractual quantities set forth in the agreement are to be decreased accordingly. Nevertheless, the TOP is expected to decrease such that the minimum consumption quantity will constitute 50% of the average gas consumption in the three years prior to the notice of exercise of the option. The option is exercisable starting from January 1, 2020, but not later than December 31, 2022. The Supervisor of Restrictive Business Practices (Antitrust) (hereinafter – “the Supervisor”) is authorized to update the notice period in accordance with the circumstances. On December 28, 2015, the Agreement received the Supervisor’s approval.

The Agreement between Tamar and OPC Rotem allows reducing the supply of gas to OPC Rotem during the “Interim Period” (as detailed below) in the event of gas shortage and gives preference in such a case to certain customers of Tamar Partners over OPC Rotem. Nevertheless, in April 2017, the Natural Gas Sector Regulations (Maintaining a Natural Gas Sector during an Emergency), 2017, were published, which provide for handling of the gas supply in the event of failure by a gas supplier to supply all of the natural gas out of the relevant field. In general, pursuant to the Regulations, in the event of shortage of natural gas, the available gas will be allocated proportionately among consumers that generate electricity and consumers that do not generate electricity, based on their average consumption, and after deducting gas quantities that are reserved for distribution consumers. It is noted that in extraordinary circumstances of a shortage that has a significant adverse impact on the regular operation of the electricity sector, the Regulations authorize the Minister of Energy to make an exception to the allocation provided in the Regulations, after consulting with the Director of the Natural Gas Authority and the Director of the EA.

Without detracting from that stated above, pursuant to the Agreement between Tamar and OPC Rotem, OPC Rotem is defined as a “Tier B” customer and accordingly during the “Interim Period”, under certain circumstances, Tamar Partners will not be obligated to supply Rotem’s daily capacity. On the other hand, during the “Interim Period” OPC Rotem is not subject to any TOP obligation.

The “Interim Period” commenced based on the notification of Tamar Partners in April 2015 and based on the update received subsequent to year end, in January 2020, it is expected to end in March 2020.

Pursuant to the agreement, the price is based on a base price in NIS that was determined on the signing date of the agreement, linked to changes in the generation component tariff, which is part of the TAOZ, and in part (30%) to the representative rate of exchange of the U.S. dollar. As a result, increases and decreases in the generation component, as determined by the Electricity Authority, affect OPC Rotem’s cost of sales and its profit margins. In addition, the natural gas price formula set forth in the Agreement between Tamar and Rotem is subject to a minimum price denominated in US dollars.

In November 2019, an amendment to the Tamar agreement was signed – the significant arrangements included therein are as follows: (a) the option granted to OPC Rotem to reduce the minimal annual contractual quantity to a quantity equal to 50% of the average annual self‑consumption of the gas in the three years that preceded the notification of exercise of the said option, was changed such that after exercise of the option it is expected that the minimal annual contractual quantity in OPC Rotem will be reduced to quantity equal to 40% of the average annual self‑consumption of the gas in the three years that preceded the notification of exercise of the option, subject to adjustments provided in the agreement and assuming the expected consumption of the gas; (b) OPC Rotem committed to continue to consume all the gas required for its power plant from Tamar (including quantities beyond the minimal quantities) up to the completion date of the test‑run of the Karish and Tanin reservoirs (hereinafter – “the Karish Reservoir”), except for a limited consumption of gas during the test‑run period of the Karish Reservoir. Subsequent to year end, in January 2020, the decision of the Business Competition Supervisor was received whereby OPC is exempt from receiving approval of the Business Competition Court for a restrictive agreement (cartel) with reference to amendment of the agreement, where the exemption is granted subject to those conditions for the exemption that constituted the basis for the original agreement also applying in the framework of the present approval. Subsequent to year end, in March 2020, OPC announced that the conditions to amendment of the agreement were met.

b.	OPC Hadera

Agreement for purchase of electricity between OPC Hadera and IEC

In September 2016, OPC Hadera signed an agreement with IEC to purchase energy and provide infrastructure services. As part of the agreement, OPC Hadera undertook to sell energy and related services to IEC, and IEC undertook to sell OPC Hadera infrastructure services and electricity system management services, including backup services. The agreement will remain in effect until the end of the period in which OPC Hadera is permitted to sell electricity to private consumers, and until the end of the period in which OPC Hadera is permitted to sell energy to the system manager, in accordance with the provisions of the generation license, i.e. up to the end of 20 years from the date of commercial operation. It was also determined that the System Administrator will be entitled to disconnect the Hadera power plant from the electricity grid if it fails to comply with the safety instructions prescribed by law, or a safety instruction of the System Administator, which would be delivered to OPC Hadera in advance and in writing. OPC Hadera has also undertaken to meet the availability and reliability requirements set forth in its license and the covenants, and to pay for non-compliance therewith.

Agreements for sale of electricity between OPC Hadera and end users

OPC Hadera has signed long‑term agreements for sale of electricity to its customers. Most of the agreements are for a period of 10 years, while in most of the agreements the end user has an early termination right, with a right of refusal by OPC Hadera. The consideration was determined on the basis of the TAOZ rate, less a discount with respect to the generation component.

If the consideration is less than the minimum tariff set for the generation component, OPC will have the right to terminate the agreements.

In addition, the agreements include compensation in the event of a delay in the commercial operation of the power plant and compensation for unavailability of the power plant below an agreed minimum level. Most of the agreements permit the customers to conclude the undertaking in a case of a delay of more than nine months from the operation date stated in the agreements with them. As at December 31, 2019, based on most of the agreements, the said nine months ended in December 2019 – January 2020. As a result, in light of the delay in the commercial operation date of the Hadera Power Plant, as stated in Note 20.B.b, OPC Hadera is paying compensation to customers. As at December 31, 2019, the compensation to customers (including compensation to Hadera Paper, as detailed below) amounted to about NIS 11 million (approximately $3 million), of which NIS 4 million (approximately $1 million) was paid in 2019. Pursuant to the provisions of IFRS 15 relating to “variable consideration”, on the date of payment of compensation to customers, the Company recognized Long‑term prepaid expenses that are amortized over the period of the contract, commencing from the commercial operation date of the Hadera Power Plant, against a reduction of Revenue.

Power and steam supply Agreement between OPC Hadera and Hadera Paper

OPC Hadera has signed two agreements with Hadera Paper: (a) a long‑term supply agreement whereby Hadera will exclusively supply electricity and steam to Hadera Paper Works for a period of 25 years from the commercial operation date of the Hadera Power Plant; and (b) a short‑term supply agreement whereby from the commencement date of sale of the electricity and steam and up to the commercial operation date of the Hadera Power Plant, together with entry into effect of the long‑term supply agreement, OPC Hadera will supply all the electricity generated at the Energy Center, which is located in the yard of Hadera Paper Works, and all the steam produced at the Energy Center, to Hadera Paper.

The above agreements include a commitment by Hadera Paper to a “Take‑or‑Pay” mechanism (“TOP”) for a certain annual quantity of steam, on the basis of a mechanism set forth in the agreements and, on the other hand, the agreements include an obligation of OPC Hadera to a certain availability level with respect to the supply of electricity and steam and exposure of OPC Hadera to payment of compensation in the event of non‑compliance with the commercial operation date of the power plant as specified in the agreements. For details regarding the amount of compensation paid during the period of the report – see above.

Gas Sale and Purchase Agreement (“GSPA”) between Tamar and OPC Hadera

On June 30, 2015, the gas sale and purchase agreement with Tamar Partners that was signed on January 25, 2012 with Hadera Paper Mills (hereinafter – “the Agreement between Tamar and OPC Hadera”) was assigned to OPC Hadera. In addition, on September 6, 2016, OPC Hadera and Tamar Partners entered into an agreement for the sale and purchase of additional gas (hereinafter – “the Additional Gas Agreement”) for the supply of additional quantities of natural gas (in addition to the original gas agreement) commencing from the operation date of the power plant. The price of gas is denominated in dollars and is linked to the weighted‑average generation component published by the EA. In addition, the formula for the price of the natural gas in the Agreement between Tamar and OPC Hadera is subject to a minimum price.

Hadera provided bank guarantees in the amount of about $6.2 million (about NIS 23.3 million) in favor of Tamar Partners, in connection with its undertakings in the Agreement between Tamar and Hadera. In addition, Hadera provided bank guarantees for the benefit of Tamar Partners, in the aggregate amount of about $0.9 million (a NIS 3.2 million) relating to its obligations as part of the additional gas agreement.

In November 2019, an amendment to the agreement with Tamar was signed – the significant arrangements included therein are as follows: (a) the option granted to OPC Hadera to reduce the minimal annual contractual quantity to a quantity equal to 50% of the average annual self‑consumption of the gas in the three years that preceded the notification of exercise of the said option, was changed such that after exercise of the option it is expected that the minimal annual contractual quantity in OPC Hadera will be reduced to quantity equal to 30% of the average annual self‑consumption of the gas in the three years that preceded the notification of exercise of the option, subject to adjustments provided in the agreement and assuming the expected consumption of the gas; (b) OPC Hadera committed to continue to consume all the gas required for its power plant from Tamar (including quantities beyond the minimal quantities) up to the completion date of the test‑run of the Karish Reservoir, except for a limited consumption of gas during the test‑run period of the Karish Reservoir; (c) extension of the timeframe for provision of notice of exercise of the reduction option by Hadera from the end of 2020 to the end of 2022 and shortening of the notification period for reduction of the quantities in the Hadera agreement. Subsequent to year end, in January 2020, the decision of the Business Competition Supervisor was received whereby OPC Hadera is exempt from receiving approval of the Business Competition Court for a restrictive agreement (cartel) with reference to amendment of the agreement, where the exemption is granted subject to those conditions for the exemption that constituted the basis for the original agreement also applying in the framework of the present approval. Subsequent to year end, in March 2020, OPC announced that the conditions to amendment of the agreement were met.

Gas transmission agreement between OPC Hadera and Israel Natural Gas Lines Ltd.

In July 2007, Hadera Paper signed a gas transmission agreement with INGL, which was assigned to Hadera on July 30, 2015, that regulates the transmission of natural gas to the Energy Center. As part of the agreement, which was extended and updated several times, INGL is to construct a PRMS facility for the constructed power plant (hereinafter – “the New PRMS Facility”) at a cost of NIS 27 million (approximately $7 million). The agreement includes a monthly payment for use of infrastructure and for gas transmission to the power plant under construction. The agreement period will run up to the earlier of the following: (a) 16 years from the date of operation of the New PRMS Facility; (b) expiration of the INGL license (as at the date of the report – August 1, 2034); or (c) termination of the agreement in accordance with its terms. In addition, Hadera has an option to extend the period of the agreement by five additional years. INGL constructed and connected the New PRMS Facility in May 2018.

Construction agreement between OPC Hadera and IDOM Servicios Integrados

In January 2016, an agreement was signed between OPC Hadera and SerIDOM Servicios Integrados IDOM, S.A.U (“IDOM”), for the design, engineering, procurement and construction of a cogeneration power plant, in consideration of about NIS 639 million (approximately $185 million) (as amended several times as part of change orders, including an amendment made in 2019 and described below), which is payable on the basis of the progress of the construction and compliance with milestones (hereinafter – “the Hadera Construction Agreement”). The Hadera Construction Agreement contains a mechanism for compensation of OPC Hadera in the event that IDOM fails to meet its contractual obligations, up to the amounts that are set forth in the agreement. IDOM has provided bank guarantees and a corporate guarantee of its parent company to secure the said obligations, and OPC has provided a corporate guarantee to IDOM, in the amount of $10.5 million, to secure part of OPC Hadera’s liabilities.

In October 2018, an addendum to the construction agreement was signed (in this Section – “the Addendum to the Agreement”) whereby the additional amount OPC Hadera was to pay, in the amount of about NIS 43 million (approximately $12 million), in two payments of NIS 21.5 million (approximately $6 million) each, was updated such that the amount of NIS21.5 million (approximately $6 million) was paid to IDOM on February 16, 2019, and the second half will be paid to IDOM on the date of commercial operation, subject to OPC Hadera having a right of offset to this amount in respect of the agreed compensation to which it is entitled to in respect of the delay in the commercial operation. In addition, as part of the Addendum to the Agreement, the parties agreed, among other things, to waive past claims up to signing date of the Addendum to the Agreement. In the Company’s estimation, the commercial operation date of the Hadera Power Plant is expected to be in the second quarter of 2020 – this taking into account the delays that occurred due to defective components that were discovered and the actions required to complete the test‑run.

In accordance with the construction agreement, OPC Hadera is entitled to certain compensation from IDOM in respect of the delay in completion of the construction. As at December 31, 2019, Hadera recognized an asset receivable in respect of compensation from the construction contractor of the Hadera Power Plant of NIS 51 million (approximately $15 million) due to said delay. This is recognized as a reduction against Property, plant and equipment, net.

Maintenance agreement between OPC Hadera and General Electric International and GE Global Parts

On June 27, 2016, OPC Hadera entered into a long-term service agreement (hereinafter - “the Service Agreement”) with General Electric International Ltd. (hereinafter - “GEI”) and GE Global Parts & Products GmbH (hereinafter - “GEGPP”), pursuant to which these two companies will provide maintenance treatments for the two gas turbines of GEI, generators and auxiliary facilities of the OPC Hadera Power Plant for a period commencing on the date of commercial operation until the earlier of: (a) the date on which all of the covered units (as defined in the Service Agreement) have reach the end-date of their performance and (b) 25 years from the date of signing the Service Agreement. The cost of the service agreement amounts to approximately $42 million when the consideration will be payable over the term of the Agreement, based on the formula prescribed therein.

The Service Agreement contains a guarantee of reliability and other obligations concerning the performance of the power plant and indemnification to OPC Hadera in the event of failure to meet the performance obligations. At the same time, Hadera has undertaken to pay bonuses in the event of improvement in the performance of the plant as a result of the maintenance work, up to a cumulative ceiling for every inspection period.

GEII and GEGPP provided OPC Hadera with a corporate guarantee of their parent company to secure these liabilities, and OPC provided GEII and GEGPP a corporate guarantee, in the amount of $21 million, to secure part of OPC Hadera’s liabilities.

c.	OPC Energy Ltd.

Lease option agreement between OPC and Hadera Paper

On April 2017, OPC signed an option agreement with Hadera Paper, effective from February 9, 2017, with respect to lease of an area measuring about 68,000 sq.m. located proximate to the Hadera Power Plant. The option period commenced on the date of signing of the agreement and expires on December 31, 2022. The option period is divided into three periods for which the option fees will be paid: NIS 500 thousand (approximately $0.1 million) for 2017; NIS 1.5 million (approximately $0.4 million) for 2018; and NIS 3 million (approximately $0.9 million) for each of the years 2019 through 2022 (inclusive). In January 2019, an amendment to the option agreement with Hadera Paper was signed whereby it was agreed to extend the option period to 2019, and where the amendment provides that notwithstanding that stated in the original option agreement, OPC is to pay Hadera Paper NIS 2.2 million (approximately $0.6 million) for 2019, and if OPC exercises the option and signs a lease agreement it will pay Hadera Paper on the financial closing date with a financing party with respect to construction of the Hadera Power Plant, an additional amount of NIS 0.8 million (approximately $0.2 million). The amendment to the option provides that no other change applies to the option periods in respect of the years 2020–2022 and the payment in respect thereof.

As part of the agreement, OPC undertook to act to obtain statutory authorisation for advancement of a National Infrastructure Plan for construction of a power plant on the leased area and to pursue advancement and approval of the statutory plan within the option period. OPC is required to notify, at least 90 days prior to the end of each option year, of its intention to extend the option for an additional year. Otherwise, the option will expire at the end of that year. According to the agreement, the option will expire if the National Infrastructure Committee in the Planning Administration refuses to approve the statutory plan and OPC does not initiate legal proceedings in connection with such refusal. If the option is exercised, the lease agreement to be signed will be for a period of 25 years less one month, commencing from the date of transfer of possession of the leasehold (i.e., the exercise date of the option) or the commencement date of commercial operation, as set forth in the agreement, with an option to extend the undertaking. It is further stipulated that the lease agreement will not include a liability limit and that OPC will bear all fees, taxes and payments that are imposed in respect of construction of a power plant on the leasehold.

In October 2019, OPC notified Hadera Paper Mills with respect to extension of the option period for 2020. In December 2019, OPC transferred to O.P.C. Hadera Expansion Ltd. (hereinafter – “Hadera Expansion”), a wholly‑owned subsidiary of the Company, all of the rights under the said option agreement – this being for no consideration and in accordance with Section 104 of the Income Tax Ordinance (New Version). Subsequent to year end, in January 2020, Hadera Expansion paid Hadera Paper Mills option fees in the amount of NIS 3 million (approximately $0.9 million) in respect of 2020.

d.	OPC Tzomet

Construction agreement with OPC Tzomet and PW Power Systems LLC

In September 2018, OPC Tzomet signed a planning, procurement and construction agreement (hereinafter – “the Agreement”) with PW Power Systems LLC (hereinafter – “the Tzomet Construction Contractor”), for construction of the Tzomet project. The Agreement is a “lump‑sum turnkey” agreement wherein the Tzomet Construction Contractor committed to construct the Tzomet project in accordance with the technical and engineering specifications determined and includes various undertakings of the contractor. In addition, the Tzomet Construction Contractor committed to provide certain maintenance services in connection with the power station’s main equipment for a period of 20 years commencing from the start date of the commercial operation.

Pursuant to the Agreement, as amended in December 2019, the Tzomet Construction Contractor undertook to complete the construction work of the Tzomet project, including the acceptance tests, within a period of about two and a half years from the date of receipt of the work commencement order from OPC Tzomet (hereinafter – the “Work Commencement Order”). The agreement includes a period of preliminary development work, which commenced in September 2018 (hereinafter – the “Preliminary Development Work”). The Preliminary Development Work includes, among other things, preliminary planning and receipt of a building permit (which was received in January 2020). It is noted that OPC Tzomet is not required to submit a Work Commencement Order and is permitted to conclude the agreement at any one of its stages, subject to certain circumstances stipulated in the agreement. In light of the expected connection date of the Tzomet Power Plant to the electricity grid in accordance with the connection study OPC received in September 2019, which is in the middle of 2022, completion of the construction of the power plant is expected to take place at the end of 2022. OPC Tzomet intends to submit a Work Commencement Order.

In OPC Tzomet’s estimation, based on the work specifications, the aggregate consideration that will be paid in the framework of the Agreement is about $300 million, and it will be paid based on the milestones provided therein. This includes the consideration in respect of the maintenance agreement, as described below.

Furthermore, the Agreement includes provisions that are customary in agreements of this type, including commitments for agreed compensation, limited in amount, in a case of non‑compliance with the terms of the Agreement, including with respect to certain guaranteed executions and for non‑compliance with the timetables set, and the like. The Agreement also provides that the Tzomet Construction Contractor is to provide guarantees, including a parent company guarantee, as is customary in agreements of this type.

Agreement for purchase of available capacity and electricity between OPC Tzomet and IEC

Subsequent to year end, in January 2020, OPC Tzomet signed an agreement for acquisition of available capacity and energy and provision of infrastructure services with IEC, where OPC Tzomet undertook to sell energy and available capacity from its facility to IEC, and IEC committed to provide OPC Tzomet infrastructure services and management services for the electricity system, including back-up services. Pursuant to the agreement, part of the rights and obligations of IEC will be assigned to the System Administrator in the future. The agreement will remain in effect up to the end of the period in which OPC Tzomet is permitted to sell available capacity and energy in accordance with the provisions of its generation license, i.e. up to the end of 20 years from the commercial operation date of Tzomet power plant as part of the Tzomet project. The agreement provides, among other things, that the System Administrator will be permitted to disconnect supply of the electricity to the electricity grid if OPC Tzomet does not comply with the safety provisions as provided by law or a safety provision of the System Administrator delivered in advance and in writing. OPC Tzomet also committed to comply with the availability and credibility requirements stipulated in its license and in Regulation 914, and to pay for non-compliance therewith.

Maintenance agreement between OPC Tzomet and PW Power Systems Inc.

In December 2019, OPC Tzomet signed a long‑term service agreement (hereinafter – the “Tzomet Maintenance Agreement”) with PW Power Systems LLC (“PWPS”), for provision of maintenance servicing for the Tzomet Power Plant, for a period of 20 years commencing from the delivery date of the plant. OPC Tzomet is permitted to conclude the Tzomet Maintenance Agreement for reasons of convenience after a period of 5 years from the delivery date. The Tzomet Maintenance Agreement provides a general framework for provision of maintenance services by PWPS to the generation units and additional equipment on the site during the period of the agreement (hereinafter in this Section – the “Equipment”). OPC Tzomet is responsible for the current operation and maintenance of the Equipment.

Pursuant to the terms of the agreement, PWPS will provide OPC Tzomet current services, including, among others, an annual examination of the Equipment, engineering support on the site, and a representative of PWPS will be present on the site during the first 18 months of the operation. In addition, the agreement includes provision of access to OPC Tzomet to the inventory the equipment held for rent of PWPS, and in a case of interruptions in the generation, PWPS will provide OPC Tzomet a replacement engine, pursuant to the conditions and in consideration of the amounts stated in the agreement. The agreement includes a mechanism in connection with the performance of the replacement generator.

Pursuant to the terms of the agreement and with the Tzomet Power Plant being a Peaker plant, the rest of the maintenance services, aside from those provided in the agreement, will be acquired based on work orders, that is, the services will be provided by PWPS in accordance with agreement between the parties, at prices that will be agreed upon, or with respect to certain services, based on the prices stipulated in the agreement.

Gas transmission agreement between OPC Tzomet and Israel Natural Gas Lines Ltd.

In December 2019, an agreement was signed between OPC Tzomet and INGL for purposes of transmission of natural gas to the power plant that is being constructed by OPC Tzomet. The agreement includes provisions that are customary in agreements with INGL and is essentially similar to the agreements of OPC Rotem and OPC Hadera with INGL, as stated above. In OPC’s estimation, the cost of the gas transmission agreement to OPC Tzomet will amount to about NIS 25 million (approximately $7 million) per year.

As part of the agreement, partial connection fees were defined in respect of the connection planning and procurement in a total budgeted amount of NIS 13 million (approximately $4 million). On the signing date of the agreement, OPC provided a corporate guarantee, in the amount of about NIS 11 million (approximately $3 million), in connection with the liabilities of OPC Tzomet in accordance with the agreement. Commencement of performance of the construction work by INGL, prior to receipt of notification from OPC Tzomet with respect to completion of a first withdrawal of money for purposes of execution of the construction work (hereinafter – “the First Withdrawal”), will be conditional on advance notice by INGL to OPC Tzomet and an increase of OPC Tzomet’s guarantees pursuant to that required for coverage of the construction costs. Subsequent to year end, in February 2020, OPC Tzomet delivered a notification to INGL of commencement of execution of the construction work.

e.	OPC Rotem and OPC Hadera

Gas agreement with Energean

On December 6, 2017, OPC Rotem and OPC Hadera signed an agreement with Energean Israel Ltd. ("Energean"), which has holdings in the Karish and Tanin gas reservoirs (hereinafter - "the gas reservoir"), subject to the fulfillment of suspending conditions). The agreements with OPC Rotem and OPC Hadera are separate and independent. According to the terms set forth in the agreements, the total quantity of natural gas that OPC Rotem and OPC Hadera are expected to purchase is about 9 BCM (for OPC Rotem and OPC Hadera together) for the entire supply period (hereinafter - the "Total Contractual Quantity"). The agreement includes, among other things, TOP mechanism under which OPC Rotem and OPC Hadera will undertake to pay for a minimum quantity of natural gas, even if they have not used it.

The agreements include additional provisions and arrangements for the purchase of natural gas, and with regard to maintenance, gas quality, limitation of liability, buyer and seller collateral, assignments and liens, dispute resolution and operational mechanisms.

The agreements are valid for 15 years from the date the agreement comes into effect or until completion of the supply of the total contractual quantity from Energean to each of the subsidiaries (OPC Rotem and OPC Hadera). According to each of the agreements, if after the elapse of 14 years from the date the agreement comes into effect, the contracting company did not take an amount equal to 90% of the total contractual quantity, subject to advance notice, each party may extend the agreement for an additional period which will begin at the end of 15 years from the date the agreement comes into effect  until the earlier of: (1) completion of consumption of the total contractual quantity; or (2) at the end of 18 years from the date the agreement comes into effect. The agreement includes circumstances under which each party will be entitled to bring the relevant agreement to an end before the end of the contractual period, in case of prolonged non-supply, damage to collateral and more.

The price of natural gas is based on an agreed formula, linked to the electricity generation component and includes a minimum price. The total financial volume of the agreements may reach $1.3 billion (assuming maximum consumption according to the agreements and according to the gas price formula as at the report date), and depends mainly on the electricity generation component and the gas consumption. In January 2018, the agreement was approved by OPC Energy’s shareholders and in November 2018, all pre-conditions for the agreement were fulfilled.

OPC Hadera signed an agreement with an unrelated third party for the sale of surplus gas quantities which will be supplied to it pursuant to the agreement with Energean. As the agreements cannot be settled on a net basis and the undertakings were made for the purpose of OPC Hadera’s own independent contractual use, the agreements for the purchase and sale of gas are not within the scope of IFRS 9. Accordingly, the agreements were accounted for as executory contracts.

In November 2019, an amendment was signed to OPC Rotem’s natural gas movement with Energean whereby the rate of consumption of the gas was accelerated such that the daily and annual contractual gas consumption quantity of OPC Rotem from Energean was increased by 50%, with no change in the total contractual quantity being acquired from Energean. Accordingly, the period of the agreement was updated to the earlier of 10 years or up to completion of supply of the total contractual quantity (in place of the earlier of 15 years or up to completion of supply of the total contractual quantity). Subsequent to year end, in January 2020, OPC Rotem received the decision of the Business Competition Supervisor whereby OPC Hadera is exempt from receiving approval of the Business Competition Court for a restrictive agreement (cartel) with reference to amendment of the agreement, where the exemption granted is subject to those conditions for the exemption that constituted the basis for the original agreement also applying in the framework of the present approval. Subsequent to year end, in March 2020, OPC announced that the conditions to amendment of the agreement were met.

The amendment to the OPC Rotem agreement with Energean and the proposed amendment to the agreements of OPC Rotem and OPC Hadera with Tamar, as stated above, are intended to permit reduction of the quantities of gas being acquired under the agreements with Tamar and increase of the quantities being acquired under the terms of the agreements with Energean, with the goal of reducing the OPC’s weighted‑average gas price. The quantum of the cumulative annual monetary TOP liability of OPC Rotem and OPC Hadera (based on all of their gas contracts) is not expected to increase. Nonetheless, as a practical outcome of acceleration of the consumption under the Energean agreement, with respect to OPC Rotem, the cumulative annual monetary TOP liability of OPC Rotem will increase based on all of its gas contracts. It is noted that the said TOP liability is lower than OPC Rotem’s expected consumption.
Based on the publications of Energean, commercial operation of the Karish reservoir is expected to take place in the first half of 2021. Nonetheless, subsequent to year end, in February 2020, Energean notified OPC that part of the production in its facilities is executed in China and that due to the COVID-19 the Government of China has published restrictions that have an immediate impact on the availability of personnel and on Energean’s resources. Energean sent OPC a notification in accordance with the Act‑of‑God (force majeure) clauses in the agreements with it, and it indicated that at this stage it is not able to determine the said impact on the timetables for the project. Energean also added that when this information becomes known to it, it will provide an estimated forecast of the delay in the commercial operation of the reservoirs (if any) deriving from that stated. To the extent there is a delay in supply of the gas to OPC from the Karish reservoir, OPC will be required to purchase the quantity of gas it had planned to acquire from Energean for purposes of operation of the power plant at the current prevailing gas prices, which are higher than the price stipulated in the Energean agreement.

f.	Inkia Energy Limited (liquidated in July 2019)

Under the share purchase agreement, Inkia agreed to indemnify the buyer and its successors, permitted assigns, and affiliates against certain losses arising from a breach of Inkia’s representations and warranties and certain tax matters, subject to certain time and monetary limits depending on the particular indemnity obligation. These indemnification obligations are supported by (a) a three-year pledge of shares of OPC which represent 25% of OPC’s outstanding shares, (b) a deferral of $175 million of the sale price in the form of a four-year $175 million Deferred Payment Agreement, accruing interest at 8% per year and payable in-kind, and (c) a three-year corporate guarantee from Kenon for all of the Inkia’s indemnification obligations, all of the foregoing periods running from the closing date of December 31, 2017. In December 2018, the indemnification commitment was assigned by Inkia to a fellow wholly owned subsidiary of Kenon.